LVIP Franklin Templeton Global Equity Managed Volatility Fund
(Standard and Service Class)
Summary Prospectus	May 1, 2017

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462). The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2017, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) is to seek to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.65%	0.65%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.10%	0.10%
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	0.76%	1.01%
[1] Other Expenses were restated to reflect the current fee structure of the fund.
[2] The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$ 78	$244	$424	$ 946
Service Class	$103	$323	$560	$1,240
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
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Principal Investment Strategies
The Fund pursues its objective through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. The Fund, under normal circumstances, invests at least 80% of its net assets in equity securities issued by companies of any nation, including countries in emerging markets. Investments are primarily made in common stocks and may include those of companies of any size. The Fund’s investments will generally be selected from among many different industries. As a general matter, the Fund will invest in a minimum of five different foreign countries.
Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected Templeton Investment Counsel, LLC (“TIC”); Franklin Advisers Inc. (“FA”); Franklin Advisory Services, LLC (“FAS”); and Franklin Mutual Advisers, LLC (“FMA”) to serve as the Fund’s sub-advisers. Each sub-adviser is responsible for the day-to-day management of the portion of the Fund’s assets that the adviser allocates to such sub-adviser. The adviser may change the allocation at any time, in its sole discretion and the percentage of each sub-adviser’s share of the Fund’s assets may change over time.
TIC emphasizes a “value” approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. TIC employs a “bottom-up” selection process which focuses on the financial condition and competitiveness of individual companies. While historical value measures (e.g. P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company’s current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate.
Under normal market conditions, FA seeks investments primarily in equity securities of companies that FA believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy. The Fund may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the United States. FA uses fundamental, “bottom-up” research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, FA looks for companies it believes can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders.
Under normal market conditions, FAS focuses on long-term capital appreciation and preservation of capital. Under normal market conditions, the rising dividends strategy invests primarily in equity securities of companies that the investment manager believes have a history of consistent and substantial dividend increases. The rising dividends strategy portion of the Fund may invest in companies of any size, across the entire market spectrum and may invest up to 25% of the strategy’s total assets in foreign securities.
FMA employs a research driven, fundamental value strategy for the Fund. FMA invests primarily in undervalued equity securities (securities trading at a discount to intrinsic value), including convertible securities. Investments are generally selected based on FMA’s own analysis of the security’s intrinsic value, including an analysis of book value, cash flow potential, long-term earnings and multiples of earnings. FMA examines each investment separately and there are no set criteria as to specific value parameters, asset size, earnings or industry type.
The adviser intends to allocate approximately 50% of the portion of the Fund’s assets not subject to the overlay to Templeton Investment Counsel, LLC; approximately 10% of the portion of the Fund’s assets not subject to the overlay to Franklin Advisers, Inc.; approximately 30% of the portion of the Fund’s assets not subject to the overlay to Franklin Advisory Services, LLC and approximately 10% of the portion of the Fund’s assets not subject to the overlay to Franklin Mutual Advisers, LLC. Such allocations are subject to change at the discretion of the adviser.
Managed Volatility Strategy. The Fund’s adviser has retained SSGA Funds Management, Inc. (“SSGA FM” or “overlay manager”) as sub-adviser to the Fund to implement the managed volatility strategy within the parameters stated below. This managed volatility strategy consists of selling (short) positions in exchange-traded futures contracts to manage overall portfolio volatility and seek to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. SSGA FM selects individual futures contracts on equity indices of domestic and foreign markets that it believes are highly correlated to the Fund’s equity exposure. Although up to 20% of the Fund’s net assets may be used by SSGA FM to implement the managed volatility strategy, under normal market conditions it is expected that less than 10% of the Fund’s net assets will be used for the strategy. SSGA FM uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. The managed volatility strategy is separate and distinct from any riders or features of your insurance contract.
A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. A “short position” would represent a contractual obligation to sell an equity index at a future date at a particular price. In contrast, a “long position” would represent a contractual obligation to buy an equity index at a future date at a particular price. A short position is generally used to protect against the possible decline in value of financial instruments.
SSGA FM will regularly adjust the level of exchange-traded futures contracts to seek to manage the Fund’s overall net risk level, i.e., volatility. “Volatility” is a statistical measure of the dispersion of the Fund’s investment returns. SSGA FM’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong appreciating markets relative to
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un-hedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree. The amount of exchange-traded futures may fluctuate frequently based upon market conditions.
SSGA FM may take a long position in futures for the purpose of providing an equity exposure generally comparable to the holdings of cash. This allows the Fund to be fully invested in the market by turning cash into an equity position while still maintaining the liquidity provided by the cash. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage.
Principal Risks
All mutual funds carry risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.
•	Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.
•	Income Stocks Risk. Income from stocks may be reduced by changes in the dividend policies of companies and the capital resources available for such payments at such companies. Depending upon market conditions, income producing common stock may not be widely available and/or may be highly concentrated in only a few market sectors, thereby limiting the ability to produce current income.
•	Medium-Cap Companies Risk. Securities issued by medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. This is due to, among other things, the greater business risks of smaller size and limited product lines, markets, distribution channels, and financial and managerial resources.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. In addition, currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could negatively affect the value of the Fund’s foreign investments, if currencies do not perform as expected. Currency management strategies also may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.
•	Currency Management Strategy Risk. Currency management strategies, including cross-hedging, may substantially change exposure to currency exchange rates and could result in losses if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce exposure to currency risks, also may reduce the ability to benefit from favorable changes in currency exchange rates. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency rates may also fluctuate significantly, reducing returns.
•	Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.
•	Liquidity Risk. Liquidity risk is the risk that securities holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Furthermore, a potential rise in interest rates may result in a period of Fund volatility and increased redemptions, heightening liquidity risk. In addition, liquidity risk may result from the lack of an active market for fixed income securities, as well the reduced capacity of dealers to make a market for such securities.
•	Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on the overlay manager’s ability to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information
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and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance may also be impacted by the Fund’s use of short futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the market when it declines or to be uninvested when the market appreciates.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.
•	Depository Receipts Risk. Depository receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depository Receipts (ADRs). Depository receipts are subject to the risks usually associated with foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest in the Fund. The information shows: (a) how the Fund's Standard Class investment results have varied from year to year; and (b) how the average annual total returns of the Fund's Standard and Service Classes for various periods compare with those of a broad measure of market performance. The bar chart shows performance of the Fund's Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.
During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 18.83%.
The Fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (18.04%).
The Fund’s performance prior to September 21, 2012 does not reflect the impact of the managed volatility strategy which was implemented on September 21, 2012 and that is currently used by the Fund.
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	Average Annual Total Returns For periods ended 12/31/16
	1 year	5 years	10 years or Life of class
LVIP Franklin Templeton Global Equity Managed Volatility Fund – Standard Class	2.42%	6.06%	1.79%
MSCI World Index (net dividends) (reflects no deduction for fees, expenses or taxes)	7.51%	10.41%	3.83%
LVIP Franklin Templeton Global Equity Managed Volatility Fund – Service Class	2.16%	5.80%	0.92%*
MSCI World Index (net dividends) (reflects no deduction for fees, expenses or taxes)	7.51%	10.41%	3.19%*
*	Since April 30, 2007
Investment Adviser and Sub-Advisers
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Templeton Investment Counsel, LLC (“Templeton”)
Investment Sub-Adviser:    Franklin Advisers, Inc. (“Franklin”) (“FA”)
Investment Sub-Adviser:    Franklin Advisory Services, LLC (“FAS”)
Investment Sub-Adviser:    Franklin Mutual Advisers, LLC (“FMA”)
Investment Sub-Adviser:    SSGA Funds Management, Inc. (“SSGA FM”)
Portfolio Managers
LIA Portfolio Managers	Company Title	Experience with Fund
Jay Shearon	Assistant Vice President	Since May 2016
Amritansh Tewary	Assistant Vice President	Since May 2016
Alex Zeng	Assistant Vice President	Since November 2016

Templeton Portfolio Managers	Company Title	Experience with Fund
Peter Nori, CFA	Executive Vice President, Portfolio Manager, Research Analyst	Since July 2003
Cindy Sweeting, CFA	President, Templeton Investment Counsel, LLC, Director of Portfolio Management	Since October 1997
Heather Waddell, CFA	Executive Vice President, Portfolio Manager, Research Analyst	Since January 2011

FA Portfolio Managers	Company Title	Experience with Fund
Rupert Johnson, Jr.	Vice Chairman, Director	Since February 2016
Matthew Moberg	Vice President, Portfolio Manager, Research Analyst	Since February 2016

FAS Portfolio Managers	Company Title	Experience with Fund
Bruce Baughman	Senior Vice President, Portfolio Manager	Since February 2016
Nicholas Getaz	Portfolio Manager, Research Analyst	Since February 2016
Donald Taylor	President and Chief Investment Officer	Since February 2016

FMA Portfolio Managers	Company Title	Experience with Fund
Philippe Brugere-Trelat	Executive Vice President, Portfolio Manager	Since February 2016
Peter Langerman	Chairman, President and Chief Executive Officer	Since February 2016
Timothy Rankin	Portfolio Manager, Research Analyst	Since February 2016

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SSGA FM Portfolio Managers	Company Title	Experience with Fund
Timothy Furbush	Vice President	Since May 2016
Lorne Johnson	Vice President	Since May 2016
Michael Martel	Vice President and Senior Portfolio Manager	Since May 2017
Philip Lee	Vice President and Senior Portfolio Manager	Since May 2017
Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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